                                                                   EXHIBIT 10.15

                                                          CONFIDENTIAL TREATMENT
                                                                REQUESTED


                          NETSCREEN TECHNOLOGIES, INC.

                                       AND

                            A-PLUS MANUFACTURING CORP

                 AGREEMENT FOR ELECTRONIC MANUFACTURING SERVICES

































* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                             MANUFACTURING AGREEMENT

     This Manufacturing Agreement ("Agreement") is entered into on December 1 5, 2000, (the "Effective Date") by and between NetScreen Technologies, Inc. ("NetScreen"), a California Corporation, with its principal place of business at 2860 San Tomas Exwy, Santa Clara, CA 9 5 051 and A-Plus Manufacturing Corporation ("A-Plus"), a California Corporation, with its principal place of business at 2265 Junction Avenue, San Jose, CA 95131 (together, the "Parties").

     Whereas, A-Plus is in the business of providing manufacturing services that include the custom manufacture of SMT electronic printed circuit board assemblies and/or box level assemblies; and

     Whereas, the parties desire to establish the terms and conditions that will apply to NetScreen's purchase of certain SMT electronic printed circuit board assemblies and/or system level assemblies manufactured by A-Plus for NetScreen;

     In consideration of the foregoing and the agreements contained herein, NetScreen and A-Plus hereby agree as follows:

1.   Definitions.
     -----------

     1.1 "Approved Vendor List" shall mean the list of vendors specified by NetScreen to be used to supply Inventory (as defined below) listed on the bills of materials included with the Specifications (as defined below).

     1.2 "Attrition" shall mean the documented material lost to production fallout and test failures.

     1.3 "Delivery Date" shall mean a date for which delivery of a Product is requested in a NetScreen Purchase Order or is otherwise mutually established by the Parties.

     1.4 "Downside" shall mean the percentage decrease in the quantity of Products that NetScreen may purchase from the quantities in any Purchase Order.

     1.5 "Upside" shall mean the percentage increase in the quantity of Products that NetScreen may purchase above the quantities in any Purchase Order.

     1.6 "Engineering Change Order" (ECO) shall mean the document that details a change in the Specifications and/or design of a Product

     1.7 "Excess Inventory" shall mean those items of Inventory listed in the Specifications and ordered for NetScreen which, are in A-Plus' or its subcontractor's possession, whose quantity exceed NetScreen Purchase Order requirements, at a referenced date and/or termination.

     1.8 "Intellectual Property Rights" shall mean all rights held by each party in its Products and/or Confidential Information, including, but not limited to each Party's patent rights, copyrights, trademark rights, trade secret rights, mask work rights and other intellectual property and proprietary rights anywhere in the world.

     1.9 "Inventory" shall mean raw materials, supplies, and components that comprise Products pursuant to this Agreement.

     1.10 "Long Lead Time Inventory" shall mean the Inventory used in the manufacture of the Products that require a longer time to procure than the time from Purchase Order acceptance to production start time.

     1.11 "Minimum Order Inventory" shall mean the Inventory that is procurable only in minimum quantities that exceed the quantities required for NetScreen Purchase Orders.

     1.12 "Non-cancelable Non-Returnable (NCNR) Inventory shall mean (i) Inventory listed on the bills of materials that are to be procured from suppliers that will not accept returns or cancellations once such Inventory is ordered or (ii) Inventory that may not be returned because the right of return has expired.

     1.13 "Premium Charge" shall-mean * * *.

     1.14 "Product" shall mean the PCB Assemblies and/or Box Assemblies manufactured by A-Plus for NetScreen.

     1.15 "Program Management" shall mean the dedicated A-Plus resources that will manage the over-all efforts on the NetScreen's Program.

     1.16 "Program Reviews" shall mean the scheduled review meetings (monthly and/or quarterly) to review the over-all Program status.

     1.17 "Purchase Order" shall mean the NetScreen written authorization stipulating the product(s), Engineering Change and/or Revision level, quantity, pricing, and requested delivery date(s).

     1.18 "Purchase Price Variance" shall mean the difference between the standard cost and actual purchase price for any item of Inventory.

     1.19 "Specifications" shall mean the written specifications for the manufacture and testing of the Product including, without limitation, the current revision number, approved vendor list (AVL), bills of material (B OMs), manufacturing procedures, schematics, testing procedures, drawings and documentation.

     1.20 "Exhibits" shall include the following:

          Exhibit A Product Price List

          Exhibit B Minimum Order Quantity Inventory

* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

          Exhibit C Long Lead Time Inventory

          Exhibit D Non-Cancelable Non-Returnable (N CNR) Inventory

          Exhibit E List of Products and Revision Level; and Prices for Rework

          Exhibit F NetScreen Property

          Exhibit G Excess Inventory Calculation

2. Manufacture of Products. During the term of this Agreement, A-Plus shall
   -----------------------
manufacture and test the Products in accordance with the Specifications and as requested pursuant to Purchase Orders under Section 17, and maintain manufacturing records in accordance with best industry f standards. All Inventory and equipment required in connection with such manufacture and testing will be acquired or supplied by A-Plus pursuant to the Specifications, except NetScreen Property (as defined in Section 26) or-Consigned Inventory (as defined in Section 3) that may be supplied by NetScreen. A-Plus will purchase Inventory on behalf of NetScreen upon receipt of the relevant Purchase Orders.

3. Consigned Materials. NetScreen may supply consigned Inventory to A-Plus
   -------------------
(Consigned Inventory). NetScreen agrees to deliver all consigned Inventory to A-Plus in sufficient time and in sufficient quantities to allow A-Plus to meet scheduled Delivery Dates for the applicable Products provided that A-Plus provides NetScreen written notice at least two weeks prior to the date A-Plus needs to receive such consigned Inventory that specifies the quantity of each item of Inventory to be provided. NetScreen agrees that all consigned Inventory shall be in good condition, meet the applicable Products' Specifications, be packaged in a readily usable format, and be free of any material defects or deficiencies. Premium Charges may apply in the event of late delivery of consigned Inventory or the delivery of materially defective consigned Inventory that impacts the original Delivery Date. NetScreen shall retain all right, title and interest in the consigned Inventory; and the consigned Inventory shall be used by A-Plus, without modification, unless directed in writing by NetScreen, only in filling purchase orders from NetScreen. A-Plus shall bear all risk of damage or loss for consigned Inventory until such consigned Inventory is returned to NetScreen, or otherwise leaves the care and custody of A-Plus at NetScreen's request. A-Plus shall not be obligated to purchase any excess consigned Inventory.

4. License Grant. During the term of and subject to the terms and conditions of
   -------------
this Agreement, NetScreen grants A-Plus a non-transferable, non-assignable, non-exclusive, royalty-free limited license, with a limited right to grant sublicenses only as set forth in Section 5 below, to use the Specifications, software and functional test systems provided by NetScreen solely for the manufacture and testing of the Products in accordance with the terms and conditions of this Agreement ("Licensed Rights").

5. Subcontractor. A-Plus may sublicense to an approved subcontractor the limited
   -------------
license granted in Section 4 above only with NetScreen's prior written consent to such sublicense. Such sublicense shall be solely for the purpose of manufacturing and testing of the Products in accordance with the terms and conditions of this Agreement. Such sublicense shall bind such subcontractor to the same terms and conditions of this Agreement.

6. Delivery. All Products shall be delivered in accordance with the Purchase
   --------
Order. Delivery of Products to NetScreen's principle place of business, as listed above, shall be F.O.B.

destination, shipped via A-Plus' choice of transportation at no cost to NetScreen. All other deliveries of Product, as directed by NetScreen, shall be F.O.B. A-Plus plant at the address set forth above. Title to all Products shall pass to NetScreen upon delivery to a common carrier. A-Plus shall deliver Products on or before the mutually agreed upon Delivery Date. A-Plus shall assist NetScreen in arranging any desired shipping and insurance (in amounts that NetScreen shall determine). All costs of shipping, insurance and freight and customs, duties, taxes and other expenses relating to such transportation and delivery, shall be at NetScreen's expense. If circumstances arise that prevent A-Plus from timely delivery of Products, A-Plus shall immediately notify NetScreen of the nature of the problem, the methods taken to overcome the problem and the estimated time of delay.

     6.1 Finished Goods Inventory. Should NetScreen choose to establish a
         ------------------------
finished goods inventory (FGI) at A-Plus; any Product destined for the FGI shall be invoiced as it is delivered to the FGI. Any storage charges for Product remaining in FGI over thirty (30) days will be established on a mutually agreement in writing by the Parties.

7. Acceptance. All Products supplied by A-Plus under this Agreement shall
   ----------
conform to the Specifications. Notwithstanding any prior inspection or payment by NetScreen, NetScreen may reject any portion of any shipment of Products that do not conform to the Specifications as determined by NetScreen following quality control tests and inspection or as otherwise found to be defective. Any Products so returned to A-Plus shall, at A-Plus' option and expense, be repaired or replaced within ten (10) business days of receipt by A-Plus of the rejected Product; provided that (i) NetScreen obtains a Return Material Authorization ("RMA") from A-Plus prior to returning the Products , A-Plus shall provide NetScreen with a RMA promptly upon request, (ii) the Products are returned within sixty (60) calendar days of the date the Product was delivered to NetScreen by A-Plus, and (iii) the failure analysis conducted by NetScreen shall accompany the Product.

     7.1 End Customer Acceptance. Rejection of any portion of any shipment of
         -----------------------
Products which do not conform to the Specifications as determined by NetScreen's End Customer and confirmed by NetScreen, shall be returned to A-Plus in accordance with procedure as set forth in Section 7, above.

8. Inspection by NetScreen. Upon request by NetScreen, from time to time, and
   -----------------------
with at least one (1) business day notice and during normal business hours, A-Plus will grant access to its manufacturing facilities and records to NetScreen inspectors. A-Plus shall allow such inspectors to inspect the manufacturing and quality control, testing operations, compliance procedures and records relating to the Products, as well as Inventory levels to ensure that A-Plus can meet NetScreen's future orders for Products, and is otherwise satisfying its obligations under this Agreement. A-Plus shall promptly implement corrective action to remedy deficiencies identified by NetScreen during such inspections or in order to comply with the Specifications and this Agreement.

     8.1 Inspection by NetScreen's End Customer. Any request from a NetScreen
         --------------------------------------
End Customer shall be processed through NetScreen with a written request to A-Plus. A-Plus shall grant access to its manufacturing facilities and records, etc., as set forth in Section 8, above.

9. Engineering Change Order (ECO). An ECO is required when the form, fit or
   ------------------------------
function of the design of the Product and/or Specifications are affected. A-Plus agrees to promptly implement, at NetScreen's expense, any change in the Specifications or the design of a Product reasonably requested by NetScreen pursuant to an Engineering Change Order ("`ECO"). An ECO is required when the form, fit, or function of the design of the Product and/or Specifications are affected. A-Plus shall provide a written response in the form of an "Engineering Change Analysis" form to NetScreen, within three (3) business days of receipt of an ECO, if such changes affect the per-unit price and/or delivery of a Product. NetScreen shall respond with a written acceptance in the form of a Purchase Order or rejection of the A-Plus "Engineering Change Analysis" form within three
(3) business days of receipt thereof.

10. Repair. NetScreen may authorize A-Plus to perform repair work on out-of
    ------
warranty Products. Prices for this rework must be approved in writing by NetScreen and authorized by a Purchase Order. Prices for this repair shall be as set forth in Exhibit E of this Agreement, which is subject to change by mutual written agreement of the Parties. A-Plus warrants that repaired out-of-warranty Products shall be of good material and free of workmanship defects, for a period of ninety (90) days after delivery to NetScreen's designated location.

11. Price. Price for the Products shall be as set forth in Exhibit A of this
    -----
Agreement, which is subject to change by mutual agreement in writing of the Parties hereto. The Parties shall review this list, at least, on a quarterly basis.

     11.1 Purchase Price Variance.  * * *
          -----------------------

12. Payment. * * *
    -------

13. Attrition. * * *
    ---------

14. Testing Failures. NetScreen agrees to pay A-Plus for Products that are
    ----------------
manufactured according to the Specifications, which nevertheless experience testing failure, despite the reasonable efforts of the Parties and after three
(3) hours engineering debug time per board, to resolve such failures. A-Plus will maintain a list of such Products that identifies each Product and describes the mode at which it failed. This listing is to be reviewed and reconciled, at least monthly, by the Patties.

15. Warranties.
    ----------

* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

     15.1 A-Plus Warranty. A-Plus represents and warrants that the Products when
          ---------------
delivered (i)shall conform to the then current Specifications accepted by A-Plus, and (ii)shall be of good material and free from workmanship defects for a period of one year from the date of delivery to NetScreen's designated location. Any Products that do not meet the foregoing warranty shall be repaired or replaced at A-Plus' sole option and expense, within ten (10) business days of receipt by A-Plus of the returned Product; provided that (i) NetScreen obtains a Return Material Authorization ("RMA") from A-Plus, which shall not be unreasonably withheld, prior to returning the Products, (ii) the Products are returned within one (1) year of the date the Product was delivered to NetScreen's designated location and (iii) the failure analysis conducted by NetScreen shall accompany the Product. Such warranty will not apply if NetScreen alters, misuses, neglects, or abnormally stresses the Products. With respect to any components acquired or supplied by A-Plus that are incorporated into the Products, A-Plus makes no representation or warranty, except that A-Plus agrees to pass through to NetScreen the warranty, if any, originally provided to A-Plus by the manufacturer of such components. A-Plus further represents and warrants that (i) NetScreen shall acquire good and clear title to the Products, free and clear of all liens, claims and encumbrances, (ii) A-Plus will not infringe any proprietary right of any third patty in connection with its performance under this Agreement and (iii) A-Plus has the right and power to enter into this Agreement. As the sole remedy and liability for any breach of the foregoing representations and warranties, A-Plus agrees to indemnify NetScreen and hold NetScreen harmless from and against any and all claims, losses, liabilities, damages, expenses and costs (including reasonable attorney's fees and court costs) finally awarded against NetScreen, that result from a breach of any of these representations and warranties or incurred in the settlement or avoidance of any such claim. This indemnity shall not apply if (i) NetScreen fails to give A-Plus prompt written notice of any such claim or threatened claim and such failure materially prejudices A-Plus, or (ii) A-Plus is not given the opportunity to assume control of the defense or settlement or (iii) NetScreen does not provide reasonable assistance to A-Plus in defense or settlement of the claim. Furthermore, if A-Plus assumes such control, it shall only be responsible for the legal fees and litigation expenses of the attorneys it designates to assume control of the litigation.

     A-PLUS MAKES NO OTHER WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE PRODUCTS OR ANY SERVICES PROVIDED UNDER THIS AGREEMENT, AND EXCEPT AS EXPRESSLY PROVIDED HEREIN, DISCLAIMS ALL OTHER WARRANTIES INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT.

     15.2 NetScreen Warranty. NetScreen represents and warrants to A-Plus that
          ------------------
(i)it owns the entire right, title and interest to consigned INVENTORY, (ii) the Licensed Rights do not infringe the proprietary rights of any third party, and
(iii) NetScreen has the right and power to enter into this Agreement. As the sole remedy and liability for any breach of the foregoing representations and warranties, NetScreen agrees to indemnify A-Plus and hold A-Plus harmless from and against any and all claims, losses, liabilities, damages, expenses and costs (including reasonable attorney's fees and court costs) finally awarded against A-Plus, that result from a breach of any of these representations and warranties or incurred in the settlement or avoidance of any such claim. This indemnity shall not apply if (i) A-Plus fails to give NetScreen prompt notice of any such claim or threatened claim and such failure materially prejudices NetScreen, or(ii) NetScreen is not given the opportunity to assume control of the defense or settlement or (iii) A-Plus does not provide reasonable assistance to NetScreen for the defense and settlement of the claim. Furthermore, if NetScreen assumes such control, it shall only be responsible for the legal fees and litigation expenses of the attorneys it designates to assume control of the litigation.

     NETSCREEN MAKES NO OTHER WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THIS AGREEMENT AND EXCEPT AS EXPRESSLY PROVIDED HEREIN, DISCLAIMS ALL OTHER WARRANTIES, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT, OR ARISING FROM A COURSE OF DEALING, USAGE OR TRADE PRACTICE.

16. New Products. The Parties acknowledge and agree that NetScreen may from time
    ------------
to time request, in writing, the manufacture and testing of prototypes, pre-production units, test units or other similar products ("Odd Units") and A-Plus shall manufacture and test the Odd Units in conformance to the Specifications and NetScreen's written request. A-Plus assumes no liability, except for workmanship defects, for or obligation for any failure of the Odd Units due to (i)fixtures, designs or instructions produced or supplied by NetScreen, (ii) consigned Inventory (iii) components or other equipment from any vendor on the Approved Vendor List or (iv) printed circuit boards or any other NetScreen designated components that are manufactured pursuant to NetScreen's specifications.

17. Purchase Orders. During the term of this Agreement, NetScreen shall provide
    ---------------
A-Plus with Purchase Orders for the Products to cover three (3) months of NetScreen's requirements on a rolling monthly basis. NetScreen shall issue each succeeding month's Purchase Order by the tenth (10th) of each month. Provided, however, that if the 10th day of the month falls on a holiday, or weekend, then the Purchase Order shall be delivered on the first following business day. Each Purchase Order shall be as specified in Section 1.17. Notwithstanding the foregoing, A-Plus' undertaking of performance pursuant to a Purchase Order shall be deemed accepted by A-Plus' receipt of such Purchase Order and such Specifications or other identifications (including any ECO's) unless it is rejected in writing within three (3) business days of submission by NetScreen. The terms and conditions of this Agreement will control over any terms contained in any NetScreen Purchase Order, written acceptance or acknowledgment by A-Plus, invoice or any other document that is not clearly an amendment to this Agreement signed by both Parties.

18. Forecasts. During the term of this Agreement, NetScreen shall deliver to
    ---------
A-Plus, on a rolling monthly basis, a non-binding good faith three (3) month forecast, beyond the first three months which shall be covered by firm purchase orders, of its quantity requirements for the Products. NetScreen shall issue each succeeding month's forecast by the tenth (10th) of each month. Provided, however, that if the 10th day of the month falls on a holiday, or weekend, then the Forecast shall be delivered on the first following business day.

19. Schedule Changes. NetScreen may not cancel any Purchase Orders or
    ----------------
re-schedule the quantity of Products and/or Delivery Date within thirty (3 0) calendar days of the scheduled Delivery Date.

NetScreen may delay all or any portions of the scheduled Product delivery upon written notification to A-Plus on the following schedule:

          (a) From thirty-one (31)to sixty (60) calendar days prior to the scheduled Delivery Date, NetScreen may reschedule out not more than fifty percent (50%) of the quantity of Product to be shipped up to thirty (30)calendar days. The balance of the rescheduled Products must be shipped within thirty (30) days of the rescheduled date.

          (b) From sixty-one (61)to ninety (90) calendar days prior to the scheduled Delivery Date, NetScreen may reschedule out up to one hundred percent (100%) of the quantity of Product to be shipped up to sixty (60)calendar days.

          (c) In the event that NetScreen desires to increase quantities ("Upside") of Products scheduled for delivery beyond thirty (30)calendar days of the scheduled Delivery Date; A-Plus will use its commercially reasonable best efforts to accommodate the desired increases. Each of the foregoing may be subject to a Premium Charge to be determined on a case-by-case basis, and subject to NetScreen's prior written approval.

20. Cancellation. NetScreen may cancel any order, more than sixty-one (61)
    ------------
calendar days from the scheduled Delivery Date upon written notification to A-Plus and on the following schedule:

     20.1 From sixty-one (61)to ninety (90) calendar days from the scheduled Delivery Date, A-Plus shall use its commercially reasonable best efforts to (i) return Inventory for the cancelled order to the suppliers or otherwise utilize any such Inventory, or (ii) cancel A-Plus' order for such Inventory. NetScreen is not obligated to pay A-Plus for Inventories that are returned or Inventories on order that are cancelled at no cost to A-Plus. In the event A-Plus cannot return Inventory to the suppliers, or cannot otherwise utilize or cancel future orders, NetScreen shall pay (i.) A-Plus' cost of all Inventories that are in A-Plus' or its subcontractor's possession as of the cancellation date and are not returnable to the suppliers and take title to those Inventories or (ii) the supplier's restocking fees, if any, up to * * * of the cost of the Inventories for Inventories returned to the suppliers. A-Plus shall provide NetScreen with documentation to support all such charges. NetScreen authorizes A-Plus to bill any such costs within sixty (60) calendar days of NetScreen's notification of cancellation. Inventories that become unusable because of a NetScreen ECO, shall be treated in a like manner as Inventories that become unusable because of cancellation, as noted above.

     20.2 NetScreen may cancel delivery of Products with written notice at least ninety-one (91) calendar days prior to the scheduled Delivery Date without cost or penalty, except for inventories on the Minimum Order Quantity List, Non Cancelable-Non Returnable List, and Long Lead Time Lists, which shall be treated in alike manner as Inventories that become unusable because of cancellation, as noted in Section 20.1. A-Plus shall provide NetScreen with documentation to support all such charges.

21. Minimum Order Quantity Inventory. A-Plus and NetScreen shall agree upon and
    --------------------------------
maintain an approved listing of Minimum Order Quantity Components and Materials in the form of Exhibit B, as initially established and may be modified in writing from time to time by the

* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Parties in accordance with this Agreement. The Parties shall review this listing, at least, on a quarterly basis.

22. Long Lead Time Inventory. A-Plus and NetScreen shall agree upon and maintain
    ------------------------
an approved listing of Long Lead-Time Components and Materials in the form of Exhibit C, as initially established and may be modified in writing from time to time by the Parties in accordance with this Agreement. The Parties shall review this listing, at least, on a quarterly basis.

23. Non-Cancelable Non-Returnable Inventory. A-Plus and NetScreen shall agree
    ---------------------------------------
upon and maintain an approved listing of Non-Cancelable Non-Returnable Components and Materials in the form of Exhibit D, as initially established and may be modified in writing from time to time by the Parties in accordance with this Agreement. The Parties shall review this listing, at least, on a quarterly basis.

24. Excess Inventory. A-Plus shall identify excess Inventory, in accordance with
    ----------------
the calculation on Exhibit G, on a monthly basis using the MRP System INFIMAC S II Excess Inventory Dollar Report. A-Plus shall adjust the calculation to exclude excess Inventory resulting from any error on A-Plus' part. A-Plus shall provide the excess Inventory report to NetScreen monthly with an explanation of why Inventory is in excess. NetScreen shall review the report and explanation and notify A-Plus of its agreement or disagreement with the calculation. The parties shall work together in good faith to resolve any disagreement with the calculation. A-Plus shall charge a * * * monthly fee on the agreed upon On-Hand Excess Inventory. No charge is assessed on On-Order Excess Inventory. Upon termination of this Agreement, NetScreen shall pay, to the extent not paid or payable pursuant to Section 20.1 above, either (i) A-Plus' documented cost of the On-Hand Excess Inventory that is in either (i) A Plus' or its subcontractor's possession and that cannot be returned to the supplier and take title to such non-returnable On-Hand Excess Inventory or (ii)the supplier's restocking fee up to 10% of the cost of the returnable On-Hand Excess Inventory.

25. Safety Stock. If requested by NetScreen, A-Plus shall maintain a stock
    ------------
("Safety Stock") of Inventory in an amount that is mutually determined, in writing, by A-Plus and NetScreen. Such Safety Stock will involve the purchase of Inventory separate from Inventory procured for the purpose of fulfilling pending Purchase Orders and shall be designated exclusively for NetScreen Purchase Orders. Safety Stock will be included in the excess Inventory calculation described in Section 24.0 above.

26. NetScreen Property. Any tooling and/or equipment supplied by NetScreen
    ------------------
("NetScreen Property") or developed or procured by A-Plus at NetScreen's expense, shall remain the property of NetScreen and shall (i) be clearly marked or tagged as the property of NetScreen,(ii)be and remain personal property, and not become a fixture to real property, (iii) be subject to inspection by NetScreen at any time, (iv) be used only in filling purchase orders from NetScreen,(v) be kept free by A-Plus of liens and encumbrances, (vi) not be modified in any manner by A-Plus without the prior written approval of NetScreen and (vii) be maintained by A-Plus in accordance with NetScreen's Maintenance Procedures. NetScreen shall retain all rights, title and interest in the NetScreen Property, and A-Plus agrees to treat and maintain the NetScreen Property with the same degree of care as A-Plus uses with respect to its own valuable equipment. A-Plus shall

* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

bear all risk of loss or damage to NetScreen Property until it is returned to NetScreen. Upon NetScreen's request, A-Plus shall deliver all NetScreen Property to NetScreen in good condition, normal wear and tear excepted, without cost to NetScreen(exclusive of freight costs); NetScreen shall determine the manner and procedure for returning the NetScreen Property, and shall pay the corresponding freight costs. A-Plus waives any legal or equitable right it may have to withhold NetScreen Property, and A-Plus agrees to execute all documents, or instruments evidencing NetScreen's ownership of the NetScreen Property as NetScreen may from time to time request. Such NetScreen owned tooling and equipment are listed on Exhibit F, which shall be revised as required.

27. Term. Unless terminated pursuant to Section 28,this Agreement shall commence
    ----
upon the Effective Date and shall continue until a Party provides the other Party with a ninety (90) calendar days written notice of termination with or without cause.

28. Termination. This Agreement may be immediately terminated by either Party
    -----------
for cause, by written notice, upon the occurrence of any of the following events.

          (a) If the other party ceases to do business, or otherwise terminates its business operations; or

          (b) If the other party breaches any material provision of this Agreement and fails to cure such breach within sixty (60) calendar days of written notice describing the breach; or

          (c) If the other becomes insolvent or seeks protection under any bankruptcy, receivership, trust deed, creditors arrangement, composition or comparable proceeding, or if any such proceeding is instituted against the other.

29. Effect of Termination. Upon termination of this Agreement, the obligations
    ---------------------
of either Party that exist pursuant to Sections 12, 15, 19, 20, 24 through and including 26 and 28 will survive. Notwithstanding the foregoing, A-Plus shall continue to fulfill, subject to the terms of this Agreement, all Purchase Orders and ECO's accepted by it prior to the effective date of termination. Remedies for all breaches hereunder shall also survive termination of this Agreement.

30. Liability Limitation. NOTWITHSTANDING ANYTHING ELSE IN THIS AGREEMENT,
    --------------------
NEITHER PARTY WILL BE LIABLE UNDER ANY SECTION OF THIS AGREEMENT OR UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR INCIDENTAL, SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR LOST PROFITS.

31. Relationship of Parties. A-Plus and its subcontractor(s)shall be deemed to
    -----------------------
be independent contractors of NetScreen, and this Agreement does not create a general agency, joint venture, partnership, employment relationship, or franchise between A-Plus and NetScreen. Each Party assumes full responsibility for the actions and negligence of its employees, agents or other personnel assigned to perform work pursuant to this Agreement regardless of their place of work, and shall be solely responsible for payment of salary, including withholding of federal and state income taxes, social security, workers' compensation and the like.

32. Ownership. As between the Parties, NetScreen retains and shall exclusively
    ---------
own all title to, and except as expressly and unambiguously licensed herein, all rights (including without limitation, all Intellectual Property Rights) and interest in the Specifications, software, functional test systems, Products, NetScreen Property, NetScreen Confidential Information and all modifications, improvements and derivative works (by whomever produced) thereof.

33. Dispute Resolution.

     33.1 Binding Arbitration. Except as to any claims arising under Section 34
          -------------------
(Confidentiality) as to which equitable relief would be the appropriate remedy, any controversy or claim between the Parties hereto arising out of this Agreement shall be settled by binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association in effect as of the Effective Date, or alternatively, any other mutually acceptable method of alternative dispute resolution. The arbitration shall be conducted in Santa Clara County, California, before an arbitrator from the American Arbitration Association or such other arbitration service as the parties may, by mutual agreement, select. In the event of a disagreement as to the selection of an arbitrator, the American Arbitration Association or such other arbitration service as the parties have, by mutual agreement, selected shall select the arbitrator. The arbitration award will be final and binding and may be enforced in any court of competent jurisdiction. Each party shall pay one-half (1/2) of the cost of arbitration.

     33.2 Attorney's Fees. The substantially prevailing Party in any legal
          ---------------
action or proceeding to enforce this Agreement shall be entitled to reasonable attorneys' fees, costs and expenses except that, as provided in 32, each party shall pay one-half (1/2) the cost of arbitration incurred in connection with such proceeding or the enforcement of the Agreement, in addition to any other relief to which such prevailing party may be entitled.

34. Confidentiality.

     34.1 NetScreen Confidential Information. Information of NetScreen
          ----------------------------------
including, but not limited to, trade secrets, know-how, inventions (whether patentable or not), ideas, improvements, materials, data, specifications, drawings, processes, results, and formulae and all other business, technical and financial information ("Confidential Information") shall be the confidential information of NetScreen. In particular, but without limitation, the Specifications, software, functional test systems, testing processes and Product components delivered to A-Plus by NetScreen shall be the Confidential Information of NetScreen. A-Plus shall, at all times, both during the term of this Agreement and for a period of two (2) years after any termination of this Agreement, keep in confidence as a fiduciary all of NetScreen's Confidential Information received by it. A-Plus shall not use the Confidential Information of NetScreen other than as expressly permitted under the terms of this Agreement or by a separate written agreement. A-Plus shall take reasonable steps to prevent unauthorized disclosure or use of NetScreen's Confidential Information and to prevent it from falling into the public domain or into the possession of unauthorized persons. A-Plus shall not disclose Confidential Information of NetScreen to any person or entity other than its officers, employees, consultants and subsidiaries who need access to such Confidential Information in order to perform its obligations under this Agreement and who have entered into written confidentiality agreements which protect the

Confidential Information of NetScreen. Upon termination of this agreement, A-Plus shall promptly return any and all Confidential Information to NetScreen.

     34.2 A-Plus Confidential Information. Information of A-Plus including, but
          -------------------------------
not limited to trade secrets, know-how, inventions (whether patentable or not), ideas, improvements, materials, data, specifications, drawing, processes, results and formulae and all other business, technical and financial information ("Confidential Information") shall be the confidential information of A-Plus. In particular, but without limitation, the manufacturing process, testing process, specifications and equipment shall be the Confidential Information of A-Plus NetScreen shall, at all times, both during the term of this Agreement and for a period of two (2) years after any termination of this Agreement, keep in confidence as a fiduciary all of A-Plus' Confidential Information received by it. NetScreen shall not use the Confidential Information of A-Plus other than as expressly permitted under the terms of this Agreement or by a separate written agreement. NetScreen shall take reasonable steps to prevent unauthorized disclosure or use of A-Plus' Confidential Information and to prevent if from falling into the public domain or into the possession of unauthorized persons. NetScreen shall not disclose Confidential Information of A-Plus to any person or entity other than its officers, employees, consultants and subsidiaries who need access to such Confidential Information in order to perform its obligation under this Agreement and who have entered into written confidentiality agreements which protect the Confidential Information of A-Plus. Upon termination of this agreement, NetScreen shall promptly return any and all Confidential Information to A-Plus.

     34.3 Exception to Confidential Information. Information that is in or
          -------------------------------------
(through no improper action or inaction of A-Plus or any affiliate, agent or employee) enters the public domain shall not be Confidential Information hereunder. Without granting any right or license, the Parties agree that the obligations set forth in Section 32 and 32 above, shall not apply to the extent that Confidential Information includes information which the Parties can document (i) was rightfully in its possession or known by it prior to receipt from the disclosing Party, or (ii) was rightfully disclosed to it by another person without restriction, or (iii) developed independently by either Party without use of the other Party's Confidential Information, or (iv) is disclosed pursuant to the requirement of a court, or other governmental body, provided the receiving Party provides notice of such court order to the disclosing Party to enable the disclosing Party to see a protective order or otherwise prevent or restrict such disclosure.

35. Equitable Relief. Each party acknowledges and agrees that due to the unique
    ----------------
nature of the Confidential Information, there can be no adequate remedy at law for any breach of the obligations hereunder and that such breach may allow A-Plus or third Parties to unfairly compete with NetScreen resulting in irreparable harm to NetScreen. Therefore, upon any such breach or threat of breach, NetScreen shall be entitled to appropriate equitable relief in addition to whatever remedies it has at law. A-Plus agrees to notify NetScreen in writing immediately upon learning of any unauthorized release or breach of its obligation of nondisclosure hereunder.

36. Force Majeure. Neither Party shall be liable for its failure to perform any
    -------------
obligations under this Agreement if such performance is prevented or delayed due to fires, floods, earthquakes, wars, military or police actions, Acts of God, governmental laws or regulations or any other similar circumstance beyond the control of the Parties.

37. Governing Law. This Agreement shall in all respects be governed by and
    -------------
constructed in accordance with the laws of the State of California, excluding that body of laws known as conflict of laws.

38. Assignability. Neither Party may assign its rights or delegate its
    -------------
obligations under this Agreement, in whole or in part, including by operation of law, without NetScreen's prior written consent, which consent shall not be unreasonably withheld.

39. Amendment and Waiver. Except as otherwise expressly provided herein, any
    --------------------
provision of this Agreement may be amended and the observance of any provision of this Agreement may be waived (either generally or in any particular instance and either retroactively or prospectively) only with the written consent of an officer of each Party. However, it is the intention of the Parties that this Agreement be controlling over additional or different terms of any Purchase Order, confirmation, invoice or similar document, even if accepted in writing by both Parties.

40. Notice. Notices under this Agreement shall be sufficient only if personally
    ------
delivered by a major rapid delivery courier service or mailed by certified or registered mail, return receipt requested to a Party at its address first set forth herein or as amended by notice pursuant to this subsection. If not received sooner, notice by mail shall be deemed received three (3) days after deposit in the U.S. mail.

41. No Waiver. No waiver of any term or condition of this Agreement will be
    ---------
valid or binding on either Party unless the same will have been mutually assented to in writing by an officer of each Party. The failure of either Party to enforce at any time any of the provisions of the Agreement, or the failure to require at any time performance by the other Party of any of the provisions of this Agreement, will in no way be construed to be a present or future waiver of such provisions, nor in airy way affect the ability of either Party to enforce each and every such provision thereafter.

42. Severability. If any provision of this Agreement is held to be illegal or
    ------------
unenforceable, that provision shall be limited or eliminated to the minimum necessary so that this Agreement shall otherwise remain in full force and effect and enforceable.

43. Mutual Agreement. In the event that either NetScreen or A-Plus experiences
    ----------------
exceptional circumstances that affect its performance under this Agreement, NetScreen and A-Plus will negotiate in good faith for the purpose of a joint resolution of the matter.

44. Entire Agreement. THIS AGREEMENT, INCLUDING THE EXHIBITS, SETS FORTH THE
    ----------------
ENTIRE AGREEMENT AND UNDERSTANDING OF THE PARTIES RELATING TO THE SUBJECT MATTER HEREIN AND SUPERSEDES ALL PRIOR DISCUSSIONS BETWEEN THEM.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year, first above written.

--------------------------------------------------------------------------------

NETSCREEN TECHNOLOGIES, INC.                 A-PLUS MFG. CORP.
--------------------------------------------------------------------------------

Signature:  /s/ Charles R. Clark             Signature:  /s/ David Kichar
--------------------------------------------------------------------------------

Print Name:  Charles R. Clark                Print Name:  David Kichar
--------------------------------------------------------------------------------

Title:  Vice President, Operations           Title:  Vice President, Materials
--------------------------------------------------------------------------------

Date:  December 13, 2000                     Date:  December 12, 2000
--------------------------------------------------------------------------------

                                    EXHIBIT A
                                    ---------

                               Product Price List:
                               -------------------


------------------------------------------------------------------------------------
  Part. No.  Rev. Lvl.  Assembly  Ict Test  Funct. Test  Material  Pack-Out  Total
------------------------------------------------------------------------------------


Margin on material is * * *.

Material margin is used as follows:

* * *

Our material cost is * * *



                        (TO BE COMPLETED BY THE PARTIES)

* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                    EXHIBIT B
                                    ---------

                        Minimum Order Quantity Inventory
                        --------------------------------

--------------------------------------------------------------------------------
         Part No.                                  Description

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    EXHIBIT C

                            Lone Lead Time Inventory
                            ------------------------

--------------------------------------------------------------------------------
         Part No.                                  Description

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    EXHIBIT D

                    Non-Cancelable, Non-Returnable Inventory
                    ----------------------------------------

--------------------------------------------------------------------------------
         Part No.                                  Description

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    EXHIBIT E

           List of Products and Revision Level; and Prices for Rework
           ----------------------------------------------------------

--------------------------------------------------------------------------------
         Part No.                                  Description

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------